Exhibit 99.1

BYNORDIC ACQUISITION CORPORATION ANNOUNCES ADJOURNMENT OF SPECIAL MEETING OF STOCKHOLDERS

New York/Malmö, Aug. 04, 2023 (GLOBE NEWSWIRE) -- byNordic Acquisition Corporation (NASDAQ: BYNO) (the “Company”) today announced that it intends to adjourn, without conducting any business, the previously announced special meeting of stockholders of the Company (the “Special Meeting”), originally scheduled to be held at 10:00 a.m. Eastern Time on August 8, 2023, and to reconvene the Special Meeting at 10:00 a.m. Eastern Time on August 10, 2023. In connection with the adjournment of the Special Meeting, the Company is extending the deadline for holders of its publicly held shares of Class A common stock, par value $0.0001 per share (the “public shares”), to exercise their right to redeem their public shares for their pro rata portion of the funds available in the Company’s trust account, or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on August 8, 2023 (two business days before the adjourned Special Meeting).

The Special Meeting is being held for the purpose of considering and voting on, among other proposals, a proposal to extend (the “Extension”) the date (the “Original Termination Date”) by which the Company must consummate an initial business combination from August 11, 2023 to February 12, 2024 (the “Initial Extended Date”) or such earlier date as determined by the Company’s board of directors (the “Board”), in its sole discretion, and to allow the Company by resolution of the Board without another stockholder vote, to elect to extend the Initial Extended Date by one additional month, for a total of six additional months, until August 12, 2024 (each such monthly extension, the “Additional Extension Month” and the final termination date the “Final Termination Date”), unless the closing of a business combination shall have occurred prior thereto.

Additional Sponsor Contributions to Trust Account

If the Extension is approved at the Special Meeting and implemented, the Company’s sponsor, Water by Nordic AB, a Swedish limited liability company (the “Sponsor”), or its designees will deposit into the trust account the lesser of (i) $625,000 and (ii) $0.24 for each share of the Company’s public shares not redeemed in connection with the Extension (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”), which represents an increase of (x) $25,000 and (y) $0.06 for each share of the Company’s public shares not redeemed in connection with the Extension over the previously announced amounts of $600,000 and $0.18, respectively.

If the Initial Extended Date is extended at the sole discretion of the Board, beyond February 12, 2024, the Contributor will deposit into the trust account the lesser of (i) $105,000 and (ii) $0.04 for each outstanding public share for each Additional Extension Month, which represents an increase of (x) $5,000 and (y) $0.01 for each outstanding public share for each Additional Extension Month over the previously announced amounts of $100,000 and $0.01, respectively. The initial Contribution will occur on the Original Termination Date.  The Contribution for the initial Additional Extension Month will occur on the Initial Extended Date and the Contribution for each Additional Extension Month thereafter will occur on the 11th day of each subsequent calendar month until (but excluding) the Final Termination Date (each such date, a “Contribution Date”).

The Company has not asked the Sponsor to reserve for, nor has the Company independently verified whether the Sponsor will have sufficient funds to satisfy, any such Contributions.

If a Contributor fails to make a Contribution by the applicable Contribution Date, the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s charter. The Contributions will constitute loans to the Company evidenced by one or more non-interest bearing, unsecured promissory notes issued by the Company to the Contributor and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Final Termination Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the requisite proposals at the Special Meeting and the implementation of the Extension, and with respect to any Additional Extension Month, on the approval of such extension by the Board. No Contribution will occur if such proposals are not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Trust Funds Will Not Be Withdrawn to Pay Excise Taxes

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of public shares on or after January 1, 2023, including in connection with the Extension, may be subject to such excise tax. The Company confirms that if the Extension is implemented, it will not withdraw any funds from the trust account, including interest earned on the funds held in the trust account, to pay for the 1% excise tax that may become due under the IR Act.

About byNordic Acquisition Corporation

byNordic Acquisition Corporation, led by Chief Executive Officer Michael Hermansson, is a special purpose acquisition company formed with the purpose of entering into a business combination with one or more businesses. While the Company may pursue an initial business combination with a company in any sector or geography, it intends to focus its search on high technology growth companies based in the northern part of Europe.

Forward Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Additional Information and Where to Find It

Further information related to attendance, voting and the proposals to be considered and voted on at the Special Meeting is described in the Definitive Proxy Statement, which has been mailed to the Company’s stockholders of record as of the record date for the Special Meeting. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Special Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: byNordic Acquisition Corporation, c/o Pir 29, Einar Hansens Esplanad 29, 211 13 Malmö, Sweden.

Participants in the Solicitation

The Company, the Sponsor and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Special Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

byNordic Acquisition Corporation Contact:

Michael Hermansson
+46 707 294100
ir@bynordic.se